UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive

Suite 300

Stoughton, MA 02072

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07        Submission of Matters to a Vote of Security Holders.

A total of 34,306,040 shares of the Company’s common stock were entitled to vote as of March 31, 2020, the record date for the Annual Meeting, of which 32,680,374 were present in person or by proxy at the Annual Meeting.  The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1:

Election of three Class II Directors to hold office until the 2023 Annual Meeting of Shareholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
Joseph Ciaffoni	28,340,858	82,796	5,386	4,251,334
Michael Heffernan, R.Ph.	27,577,693	845,831	5,516	4,251,334
Gino Santini	26,702,728	1,720,041	6,271	4,251,334

Each of the nominees was re-elected by the Company’s shareholders as Class II Directors to hold office until the 2023 Annual Meeting of Shareholders.

PROPOSAL 2:

Approval of, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
27,832,853	559,829	36,358	4,251,334

On an advisory basis, the Company’s shareholders approved the compensation of the Company’s named executive officers.

PROPOSAL 3:

Approval of a proposed amendment and restatement of the Company’s Second Amended and Restated Articles of Incorporation to declassify the Company’s Board of Directors.

For	Against	Abstentions	Broker Non-Votes
28,374,423	23,179	31,438	4,251,334

Proposal 3 was approved by the Company’s shareholders.

PROPOSAL 4:

Approval of a proposed amendment and restatement of the Company’s Second Amended and Restated Articles of Incorporation to eliminate the supermajority voting requirement for amendments to the Company’s Amended and Restated Bylaws.

For	Against	Abstentions	Broker Non-Votes
28,346,087	50,925	32,028	4,251,334

Proposal 4 was approved by the Company’s shareholders.

PROPOSAL 5:

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstentions	Broker Non-Votes
32,662,806	11,396	6,172	0

Proposal 5 was approved by the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2020	Collegium Pharmaceutical, Inc.

	By:	/s/ Paul Brannelly
Name: Paul Brannelly
Title: Executive Vice President and Chief Financial Officer